Exhibit 10.3

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT (this “Agreement”) is entered into as of December 28, 2022 and effective as of November 7, 2022, among ATN INTERNATIONAL, INC., a Delaware corporation (“Borrower”), each of the subsidiaries of Borrower identified as guarantors on the signature pages hereto (individually, a “Guarantor” and, collectively, the “Guarantors”; and together with Borrower, individually a “Loan Party” and, collectively, the “Loan Parties”), COBANK, ACB, as Administrative Agent (“Administrative Agent”), and each of the financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (collectively, the “Lenders”).

RECITALS

WHEREAS, Borrower, the Guarantors and the Lenders (as defined therein) have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of December 19, 2014, as amended or modified by, as applicable, (i) that certain Amendment, Consent and Confirmation Agreement, dated as of January 11, 2016, by and among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (ii) that certain Consent Agreement, dated as of February 21, 2017, among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (iii) that certain Second Amendment and Confirmation Agreement, dated as of April 14, 2017, by and among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (iv) that certain Joinder Agreement, dated as of April 10, 2019, among the New Subsidiaries (as defined therein), the Guarantors (as defined therein), the Pledgors (as defined therein), Borrower and Administrative Agent, (v) that certain Third Amendment and Confirmation Agreement, dated as of April 10, 2019, by and among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (vi) that certain Guarantor Joinder Agreement, dated as of September 30, 2019, among the New Subsidiary (as defined therein), the Guarantors (as defined therein), the Pledgors (as defined therein), Borrower and Administrative Agent, (vii) that certain Consent and Confirmation Agreement, dated as of February 27, 2020, among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (viii)    that certain Guarantor Joinder Agreement, dated as of February 28, 2020, among the New Subsidiary (as defined therein), the Guarantors, the Borrower and the Administrative Agent, (ix) that certain Consent, Release and Confirmation Agreement, dated as of March 26, 2020, among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, (x) that certain Consent and Confirmation Agreement, dated as of June 25, 2020, among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto, and (xi) that certain Fourth Amendment, Consent and Confirmation Agreement, dated as of November 7, 2022, among Borrower, Administrative Agent, the guarantors party thereto and the lenders party thereto (such amendment, the “Fourth Amendment”; such Credit Agreement, as so amended and modified, and as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have entered into that certain Third Amended and Restated Pledge and Security Agreement dated as of December 19, 2014, executed by the Loan Parties in favor of Administrative Agent, for the benefit of itself and the Lenders (as amended, modified, supplemented, extended or restated from time to time, the “Pledge and Security Agreement”);

Amendment Agreement/ATN International, Inc.

WHEREAS, Borrower has requested and Administrative Agent and the Lenders (which constitute Requisite Lenders) have agreed, subject to the terms and conditions provided herein, to make certain modifications to the Fourth Amendment and the Pledge and Security Agreement;

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Agreement, each of Borrower, the Guarantors, Administrative Agent and the Lenders hereby agrees as follows:

SECTION 1. Defined Terms; Recitals. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. The recitals set forth above are hereby incorporated into this Agreement as if set forth at length herein.

SECTION 2. Amendments.

(A)           Clause (3) of Section 2 of the Fourth Amendment is hereby amended and restated in its entirety as follows:

(3) Alloy is joined as a Guarantor and a Loan Party under the Credit Agreement and Grantor under the Pledge and Security Agreement by no later than December 28, 2022 and the Target and its Subsidiaries (other than Subsidiaries designated as Excluded Subsidiaries or Unrestricted Subsidiaries) will be joined as Guarantors and Loan Parties under the Credit Agreement and Grantors under the Pledge and Security Agreement by no later than January 6, 2023 (or such later date as the Administrative Agent may agree in its reasonable discretion),

(B)           The following is hereby added at the end of Section 6.1(G) of the Pledge and Security Agreement:

provided, that the foregoing powers may only be exercised in compliance with applicable law, and provided further that nothing by this provision shall be deemed to grant powers that violate N.M. Stat. Ann. 39-1-18.

(C)           The following is hereby added at the end of Section 7.2(B) of the Pledge and Security Agreement:

The foregoing powers may only be exercised in compliance with applicable law, and provided further that nothing by this provision shall be deemed to grant powers that violate N.M. Stat. Ann. 39-1-18.

SECTION 3. No Novation. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document. Except as expressly provided in this Agreement, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and the Loan Documents shall remain in full force and effect. On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

Amendment Agreement/ATN International, Inc.

SECTION 4. Representations and Warranties. In order to induce Administrative Agent and the Lenders to agree to the Consents and Amendments contained in this Agreement, each Loan Party hereby jointly and severally represents and warrants as follows:

(A)           Such Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and general principles of equity.

(B)           The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

(1)            require any Governmental Approval (except as previously obtained) or violate any Applicable Law relating to such Loan Party;

(2)            materially conflict with, result in a material breach of or constitute a material default under the organizational documents of such Loan Party;

(3)            conflict with, result in a breach of or constitute a default under any Governmental Approval relating to such Person except as would not reasonably be expected to have a Material Adverse Effect; or

(4)            result in or require the creation or imposition of any Lien (except as permitted by the Loan Documents) upon or with respect to any property now owned or hereafter acquired by such Loan Party.

(C)           The recitals set forth above are true and correct in all material respects. The representations and warranties of such Loan Party set forth in the Loan Documents (after giving effect to the consents and amendments contained in this Agreement) are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, provided, that such representations and warranties (i) that relate solely to an earlier date are true and correct as of such earlier date and (ii) are true and correct in all respects if they are qualified by a materiality standard.

(D)           No Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving effect to the consents and amendments contained in this Agreement.

(E)            Sacred Wind Communications, Inc. is an Excluded Subsidiary under clause (A) of the definition of “Excluded Subsidiary.”

Amendment Agreement/ATN International, Inc.

(F)            SW DinehNet, LLC is an Excluded Subsidiary under clause (A) of the definition of “Excluded Subsidiary.”

SECTION 5. Borrower Confirmations. Borrower hereby confirms and agrees that (a) each Security Document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement as modified hereby.

SECTION 6. Guarantor Confirmations. Each of the Guarantors hereby confirms and agrees that (a) its guarantee contained in the Credit Agreement and each Security Document to which it is a party is and shall continue to be in full force and effect, and (b) the obligations guaranteed or secured by each such applicable document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement as modified hereby.

SECTION 7. Conditions to Effectiveness. This Agreement shall become effective as of November 7, 2022 (herein called the “Agreement Effective Date”) when each of the following conditions shall have been met:

(A)            Agreement. Administrative Agent shall have received (1) counterparts of this Agreement duly executed and delivered on behalf of each Loan Party, the Administrative Agent and the Requisite Lenders and (2) the documents listed on Exhibit A listed as required to be delivered on or before the Agreement Effective Date.

(B)           No Default. No Default or Event of Default shall have occurred and be continuing.

(C)           Representations and Warranties. The representations and warranties in Section 5 shall be true and correct as of the Agreement Effective Date.

SECTION 8. Costs and Expenses. Borrower agrees to pay to Administrative Agent, on demand, all reasonable and documented out-of-pocket costs and expenses incurred by Administrative Agent, including, without limitation, the reasonable and documented fees and expenses of one deal counsel and one regulatory counsel retained by Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and all other instruments and documents contemplated hereby.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any similar state laws based on the Uniform Electronic Transactions Act.

Amendment Agreement/ATN International, Inc.

SECTION 10. Governed under Provisions of Credit Agreement. This Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement, including the governing law provisions thereof.

[Signatures Follow on Next Page.]

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER:

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Name: Justin D. Benincasa
Title: Chief Financial Officer and Treasurer

GUARANTORS:

COMMNET WIRELESS, LLC
COMMNET FOUR CORNERS, LLC
COMMNET OF ARIZONA, L.L.C.
GILA COUNTY WIRELESS, LLC
EXCOMM, L.L.C.
COMMNET OF NEVADA, LLC
TISDALE TELEPHONE COMPANY, LLC
COMMNET OF GEORGIA, LLC
COMMNET NEWCO, LLC
COMMNET OF TEXAS, LLC
ESSEXTEL, INC.
TISDALE NEBRASKA, LLC

	By:	/s/ Justin D. Benincasa
Name: Justin D. Benincasa
Title: Treasurer

[Amendment Agreement – ATN International, Inc.]

[Signatures continued from previous page.]

ATNVI,INC.
COMMNET WIRELESS SUBCO, LLC
COMMNET AZ, LLC
COMMNET NM, LLC
COMMNET NEVADA SUBCO, LLC
COMMNET FOUR CORNERS SUBCO, LLC
CHOICE SPLASH, LLC
COMMNET RURAL AMERICA, LLC
WESTNET NEVADA, LLC
ATN INTERNATIONAL SERVICES, LLC
ATLANTIC TELE-NETWORK, LLC

By:	/s/ Justin D. Benincasa
Name: Justin D. Benincasa
Title: Treasurer

SAL SPECTRUM LLC

By: ATN International, Inc., its Sole Member

By:	/s/ Justin D. Benincasa
Name: Justin D. Benincasa
Title: Treasurer

[Amendment Agreement – ATN International, Inc.]

[Signatures continued from previous page.]

COBANK, ACB, as Administrative Agent and as a Lender

By:	/s/ Gary Franke
Name: Gary Franke
Title: Managing Director

[Amendment Agreement – ATN International, Inc.]

[Signatures continued from previous page.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sergey Gevorgyan
Name: Sergey Gevorgyan
Title: Associate

[Amendment Agreement – ATN International, Inc.]

[Signatures continued from previous page.]

MUFG BANK, LTD., as a Lender

By:	/s/ Colin Donnaruma
Name: Colin Donnarumma
Title: Vice President

[Amendment Agreement- ATN International, Inc.]

[Signatures continued from previous page.]

NORTHWEST FARM CREDIT SERVICES,
FLCA, as a Voting Participant

By:	/s/ Jeremy A. Roewe
Name:	Jeremy A. Roewe
Title:	Vice President

[Amendment Agreement – ATN International, Inc.]

[Signatures continued from previous page.]

AGFIRST FARM CREDIT BANK, as a Voting Participant

By:	/s/ Christopher Reynolds
Name:	Christopher Reynolds
Title:	Senior Vice President

[Amendment Agreement – ATN International, Inc.]

[Signatures continued from previous page.]

AMERICAN AGCREDIT, FLCA, as a Voting Participant

By:	/s Daniel K. Hansen
	Name:	Daniel K. Hansen
	Title:	Vice President

[Amendment Agreement – ATN International, Inc.]

[Signatures continued from previous page.]

FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:	/s/ John McCarty
Name:	John McCarty
Title:	Director, Capital Markets

[Amendment Agreement – ATN International, Inc.]

[Signatures continued from previous page.]

FARM CREDIT WEST, FLCA, as a Voting Participant

By:	/s/ Robert Stornetta
	Name:	Robert Stornetta
	Title:	Senior Vice President, Capital Markets

[Amendment Agreement – ATN International, Inc.]

[Signatures continued from previous page.]

FARM CREDIT OF NEW MEXICO, FLCA, a wholly owned subsidiary of Farm Credit of New Mexico, ACA, as a Voting Participant

By:	/s/ Mitch Selki
Name:	Mitch Selki
Title:	Director of Corporate Agribusiness Lending

[Amendment Agreement – ATN International, Inc.]

FARM CREDIT EAST, ACA, as a Voting Participant

By:	/s/ Benjamin Thompson
Name:	Benjamin Thompson
Title:	Vice President

[Amendment Agreement – ATN International, Inc.]